EXHIBIT 21

Subsidiaries of the Registrant

Name	% Owned	State of Organization
NHC/Delaware, Inc.	100%	Delaware
NHC/OP, L.P.	100%	Delaware
National Health Realty, LLC	100%	Delaware
Premier Group Ins. Co.	100%	Tennessee
National Healthcare Center of Fort Oglethorpe, L.P.	100%	Tennessee
Nutritional Support Services	100%	Tennessee
NHC HealthCare/Anniston, LLC	100%	Alabama
NHC Place/Anniston, LLC	100%	Alabama
NHC HealthCare/Moulton, LLC	100%	Alabama
Premier Plus Insurance Co.	100%	Cayman Islands
Knoxville Center for Behavioral Medicine, LLC	65%	Delaware
Maryland Heights Properties, LLC	100%	Delaware
Middlebrook Property Partners, LLC	88.98%	Delaware
NHC Delaware Investments Inc.	100%	Delaware
NHC-Maury Regional Transitional Care Center, LLC	80%	Delaware
Osage Beach Center for Behavioral Health, LLC	100%	Delaware
Post Acute Service Solutions, LLC	100%	Delaware
St. Peters II Holdings, LLC	100%	Delaware
The Health Center of Hermitage, LLC	100%	Delaware
NHC HealthCare/Lake City, Inc.	100%	Florida
NHC HealthCare/Pensacola, Inc.	100%	Florida
NHC Place Merritt Island, LLC	100%	Florida
NHC Place Stuart, LLC	100%	Florida
NHC Place Vero Beach, LLC	100%	Florida
Hudson HealthCare Advisors, LLC	100%	Florida
Georgia HealthCare Advisors, LLC	100%	Georgia
NHC HealthCare/Rossville, LLC	100%	Georgia
NHC HealthCare/Glasgow, LLC	100%	Kentucky
Buckley HealthCare Center, LLC	100%	Massachusetts
Holyoke HealthCare Center, LLC	100%	Massachusetts
John Adams HealthCare Center, LLC	100%	Massachusetts
Taunton HealthCare Center, LLC	100%	Massachusetts
Maryland Heights Center for Behavioral Health, LLC	100%	Missouri
Missouri HealthCare Advisors, LLC	100%	Missouri
NHC Advantage, LLC	75.56%	Missouri
NHC HealthCare/Desloge, LLC	100%	Missouri
NHC HealthCare/Joplin, LLC	100%	Missouri
NHC HealthCare/Kennett, LLC	100%	Missouri
NHC Place/Lake St. Charles, LLC	100%	Missouri
NHC HealthCare-Macon, LLC	100%	Missouri
NHC HealthCare/Maryland Heights, LLC	100%	Missouri
NHC HealthCare-Osage Beach, LLC	100%	Missouri
NHC HealthCare-Springfield Missouri, LLC	100%	Missouri
NHC HealthCare/St. Charles, LLC	100%	Missouri
NHC HealthCare/West Plains, LLC	100%	Missouri
NHC Homecare Missouri, LLC	100%	Missouri
St. Peters Memory Care Operations, LLC	100%	Missouri
St. Peters Memory Care Realty, LLC	100%	Missouri

Villages of St. Peters, LLC	100%	Missouri
Villages of Jackson Creek, LLC	100%	Missouri
Villages of Jackson Creek Memory Care, LLC	100%	Missouri
Heartland HealthCare Center, LLC	100%	New Hampshire
Pearl Street HealthCare Center, LLC	100%	New Hampshire
Villa Crest HealthCare Center, LLC	100%	New Hampshire
NHC HealthCare/Aiken, LLC	100%	South Carolina
NHC HealthCare/Anderson, LLC	100%	South Carolina
NHC HealthCare/Bluffton, LLC	100%	South Carolina
NHC HealthCare-Charleston, LLC	100%	South Carolina
NHC HealthCare/Clinton, LLC	100%	South Carolina
NHC HealthCare/Garden City, LLC	100%	South Carolina
NHC HealthCare/Greenville, LLC	100%	South Carolina
NHC HealthCare/Greenwood, LLC	100%	South Carolina
NHC HealthCare/Laurens, LLC	100%	South Carolina
NHC HealthCare/Lexington, LLC	100%	South Carolina
NHC HealthCare/Mauldin, LLC	100%	South Carolina
NHC HealthCare/North Augusta, LLC	100%	South Carolina
NHC HealthCare/Parklane, LLC	100%	South Carolina
NHC Homecare – South Carolina, LLC	100%	South Carolina
NHC Place-Charleston, LLC	100%	South Carolina
The Palmettos of Bluffton, LLC	100%	South Carolina
The Palmettos of Garden City, LLC	100%	South Carolina
The Palmettos of Parklane, LLC	100%	South Carolina
South Carolina HealthCare Advisors, LLC	100%	South Carolina
AdamsPlace, LLC	100%	Tennessee
Caris HealthCare, L.P.	100%	Tennessee
HealthCare Transition Center, LLC	100%	Tennessee
Knoxville Health Care Center, L.P.	100%	Tennessee
NHC Farragut Memory Care, LLC	100%	Tennessee
NHC HealthCare/Athens, LLC	100%	Tennessee
NHC HealthCare/Chattanooga, LLC	100%	Tennessee
NHC HealthCare/Columbia, LLC	100%	Tennessee
NHC HealthCare/Cool Springs, LLC	100%	Tennessee
NHC HealthCare/Dickson, LLC	100%	Tennessee
NHC HealthCare/Farragut, LLC	100%	Tennessee
NHC HealthCare/Franklin, LLC	100%	Tennessee
NHC HealthCare/Hendersonville, LLC	100%	Tennessee
NHC HealthCare/Heartland, LLC	100%	Tennessee
NHC HealthCare/Hillview, LLC	100%	Tennessee
NHC HealthCare/Holston Hills, LLC	100%	Tennessee
NHC HealthCare/Johnson City, LLC	100%	Tennessee
NHC HealthCare/Kingsport, LLC	100%	Tennessee
NHC HealthCare/Knoxville, LLC	100%	Tennessee
NHC HealthCare/Lewisburg, LLC	100%	Tennessee
NHC HealthCare/McMinnville, LLC	100%	Tennessee
NHC HealthCare/Milan, LLC	100%	Tennessee
NHC HealthCare/Oakwood, LLC	100%	Tennessee
NHC HealthCare/Pulaski, LLC	100%	Tennessee
NHC HealthCare/Scott, LLC	100%	Tennessee
NHC HealthCare/Sequatchie, LLC	100%	Tennessee
NHC HealthCare/Smithville, LLC	100%	Tennessee

NHC HealthCare/Somerville, LLC	100%	Tennessee
NHC HealthCare/Sparta, LLC	100%	Tennessee
NHC HealthCare/Springfield, LLC	100%	Tennessee
NHC HealthCare-Sumner, LLC	100%	Tennessee
NHC HealthCare/Tullahoma, LLC	100%	Tennessee
NHC-Maury Regional HealthCare, LLC	100%	Tennessee
NHC Middlebrook Behavioral Services, LLC	100%	Tennessee
NHC Middlebrook Properties, LLC	100%	Tennessee
NHC Place at the Trace, LLC	100%	Tennessee
National Hospice, Inc.	100%	Tennessee
Renal Health Services, LLC	100%	Tennessee
Standifer Place Properties, LLC	100%	Tennessee
Tennessee HealthCare Advisors, LLC	100%	Tennessee
Tennessee Home Care Holdings, LLC	50%	Tennessee
City Corporation	100%	Tennessee
City Center, L.P.	99%	Tennessee
Medical Personnel Services, LLC	100%	Tennessee
Tranzion, LLC	100%	Tennessee
NHC HealthCare/Bristol, LLC	100%	Virginia